SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported): October 2, 2003

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200
(Registrant’s telephone number, including area code)

Item 5.                                                           Other Events

On October 2, 2003, WJ Communications, Inc., (the “Company”) issued a press release announcing the appointment of Liane Pelletier to its Board of Directors replacing former Board members J. Thomas Bentley and Charles E. Robinson who have resigned.  A copy of the press release is attached to this report as Exhibit 99.

Item 7.                                                           Financial Statements and Exhibits

(c) Exhibits

99                                              Press Release dated October 2, 2003 announcing changes to the Company’s Board of Directors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

By:	/s/ Fred J. Krupica
Fred J. Krupica
Chief Financial Officer
(principal financial officer)

Dated: October 2, 2003

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Exhibit 99

NEWS

For Release October 2, 2003 at 5:30 a.m. PST:

Experienced Telecom Executive Liane Pelletier to Join WJ Communications’
Board of Directors

San Jose, California October 2, 2003: - WJ Communications, Inc (NASDAQ-WJCI), a leading designer and supplier of high-performance RF semiconductors and multi-chip modules (MCMs) for current and next-generation telecommunications equipment manufacturers, today announced that Liane Pelletier has been appointed to the Board of Directors.  Ms. Pelletier will be replacing former board members J. Thomas Bentley and Charles E. Robinson who are resigning for personal reasons.

Ms. Pelletier recently was appointed CEO and President of Alaska Communications (NASDAQ-ALSK), the leading integrated communications provider in Alaska, after spending 17 years in various senior roles at Sprint Corporation.  In recent years at Sprint, she has served as a member of the Executive Management Committee, Chief Integration Officer and as Senior Vice President, Corporate Strategy & Business Development.  Her responsibilities have included driving corporate strategy, directing M&A efforts, marketing to business customers and managing the Company’s broadband spectrum assets.  Before joining Sprint, she worked as a consultant at Touche Ross and Temple, Barker, Sloane and has an MBA from M.I.T. and a B.A. from Wellesley College.

“Liane is an experienced executive with a wealth of experience from one of the leading wireless service providers and telecommunications companies in the world,” commented Michael R. Farese, Ph.D., President and CEO of WJ Communications.  “Her breadth of knowledge of the needs of both large and small telecommunications companies will be invaluable as WJ continues to introduce new products and expand our market opportunity.”

About WJ Communications

WJ Communications Inc. is a leading RF semiconductor company focusing on the design and manufacture of high-quality devices, chipsets and multi-chip modules (MCMs) for telecommunications, RF identification (RFID) and homeland security systems worldwide.  WJ’s highly reliable amplifiers, mixers, RF integrated circuits (RFICs), RFID reader modules, chipsets and MCM products are used to transmit, receive and process signals that enable current and next generation wireless and wireline services.  For more information visit www.wj.com or call (408) 577-6200.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements including financial projections, statements as to the plans and objectives of management for future operations, and statements as to the Company’s future economic performance, financial condition or results of operations. These forward-looking statements are not historical facts but rather are based on current expectations and our beliefs.  The Company’s actual results may differ materially from those projected in these forward-looking statements as a result of a number of factors including those described from time to time in the Company’s filings with the Securities and Exchange Commission.  Readers of this release are cautioned not to place undue reliance on these forward-looking statements.  The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this press release.

# # #

WJCI Contacts:
Financial: Fred Krupica, Ph: 408-577-6261
Email: fred.krupica@wj.com

Investor Relations Contacts:
Chris Danne, Brinlea Johnson
415-217-7722
chris or brinlea @blueshirtgroup.com

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